Unaudited Pro Forma Condensed Combined Financial Statements

The Merger Agreement provides that each share of Salomon Inc ("Salomon") common stock will be exchanged for 1.13 shares of Travelers Group Inc. ("Travelers Group") common stock. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method. Pursuant to the Merger Agreement, Salomon will be merged with Smith Barney Holdings Inc. ("Smith Barney"), a wholly owned subsidiary of Travelers Group. The assets and liabilities of both companies will be combined at historical cost. Historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Smith Barney and the historical consolidated statement of financial condition of Salomon giving effect to the merger as though the transaction had been consummated on June 30, 1997. The following unaudited pro forma condensed combined statements of operations combine the historical statements of operations of Smith Barney and Salomon giving effect to the merger. This information should be read in conjunction with the accompanying notes hereto; the separate historical financial statements of Smith Barney as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Smith Barney's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively; and the separate historical financial statements of Salomon as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Salomon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively.

The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the merger been consummated or of future operations of the combined company.

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                               AS OF JUNE 30, 1997
                                  (In millions)


                                                        Smith Barney     Salomon    Pro Forma    Pro Forma
                                                         Historical    Historical  Adjustments    Combined
                                                         ----------    ----------  -----------    --------
        ASSETS
        ------

Cash and cash equivalents                                   $   232      $  2,081                  $  2,313
Cash segregated and on deposit for Federal and other
     regulations and deposits with clearing organizations     1,421             -                     1,421
Securities purchased under agreements to resell              14,610        62,547                    77,157
Deposits paid for securities borrowed                        13,340        28,773                    42,113
Receivables:
        Customers                                             7,561         4,877                    12,438
        Brokers and dealers                                     946         1,137                     2,083
        Other                                                   762           624                     1,386
Securities owned, at market value                            14,014       132,848                   146,862
Commodities and related products and instruments                  -         1,533                     1,533
Property, equipment and leasehold improvements, at
     cost, net of accumulated depreciation and amortization     450           505                       955
Excess of purchase price over fair value of net assets
     acquired, net of accumulated amortization                  274             -                       274
Other assets                                                  2,127         1,028            -        3,155
                                                       -----------------------------------------------------
Total assets                                                $55,737      $235,953      $     -     $291,690
                                                       =====================================================

        LIABILITIES AND STOCKHOLDER'S EQUITY
        ------------------------------------

Commercial paper and other short-term borrowings            $ 4,268      $  8,036                    12,304
Securities sold under agreements to repurchase               19,479       105,999                   125,478
Deposits received for securities loaned                       6,431         2,815                     9,246
Payables to Customers                                         4,784         3,290                     8,074
Payables to Brokers and dealers                                 258         3,979                     4,237
Securities sold not yet purchased, at market value            9,640        87,058                    96,698
Notes payable                                                 2,735        16,050                    18,785
Other payables and accrued liabilities                        4,927         2,843                     7,770
Subordinated indebtedness                                       224            30                       254
                                                       -----------------------------------------------------
        Total liabilities                                    52,746       230,100            -      282,846
                                                       -----------------------------------------------------
        Redeemable preferred stock                                -           420         (420)           0
        Guaranteed preferred beneficial interests in
             subordinated debt securities                         -           345                       345

Stockholder's equity:

        Preferred stock                                           -           450         (450)           0
        Common stock                                              -           159          (53)         106
        Additional paid-in capital                            1,803           438          750        2,991
        Retained earnings                                     1,183         5,811       (1,596)       5,398
        Treasury stock, at cost                                   -        (1,769)       1,769            0
        Cumulative translation adjustment                         5            (1)                        4
                                                       -----------------------------------------------------
        Total stockholder's equity                            2,991         5,088          420        8,499
                                                       -----------------------------------------------------
Total liabilities and stockholder's equity                  $55,737      $235,953      $     -     $291,690
                                                       =====================================================

    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (In millions)


                                                                  Smith Barney   Salomon    Pro Forma
                                                                   Historical   Historical   Combined
                                                                   ----------   ----------   --------
Revenues:
       Commissions                                                   $1,183      $  199      $1,382
       Principal transactions                                           514         927       1,441
       Investment banking                                               518         441         959
       Asset management and administration fees                         762          29         791
       Other                                                             52          --          52
                                                                  -----------------------------------
              Total non-interest revenues                             3,029       1,596       4,625
       Interest and dividends                                         1,160       3,045       4,205
       Interest expense                                                 926       2,527       3,453
                                                                  -----------------------------------
              Net interest and dividends                                234         518         752
                                                                  -----------------------------------
              Net revenues                                            3,263       2,114       5,377
Expenses, excluding interest:
       Employee compensation and benefits                             1,812       1,111       2,923
       Communications, occupancy and equipment                          274         197         471
       Floor brokerage and other production                              84          40         124
       Other operating and administrative expenses                      306         137         443
                                                                  -----------------------------------
              Total expenses, excluding interest                      2,476       1,485       3,961
                                                                  -----------------------------------
              Income before income taxes                                787         629       1,416
       Income tax expense                                               318         236         554
                                                                  -----------------------------------
       Income from continuing operations                             $  469      $  393      $  862
                                                                  ===================================

    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (In millions)


                                                                  Smith Barney   Salomon    Pro Forma
                                                                   Historical   Historical   Combined
                                                                   ----------   ----------   --------
Revenues:
       Commissions                                                   $1,182      $  165      $1,347
       Principal transactions                                           543       1,235       1,778
       Investment banking                                               576         432       1,008
       Asset management and administration fees                         648          22         670
       Other                                                             57          --          57
                                                                  -----------------------------------
              Total non-interest revenues                             3,006       1,854       4,860
       Interest and dividends                                           908       3,008       3,916
       Interest expense                                                 713       2,401       3,114
                                                                  -----------------------------------
              Net interest and dividends                                195         607         802
                                                                  -----------------------------------
              Net revenues                                            3,201       2,461       5,662
Expenses, excluding interest:
       Employee compensation and benefits                             1,811       1,096       2,907
       Communications, occupancy and equipment                          278         181         459
       Floor brokerage and other production                              74          34         108
       Other operating and administrative expenses                      298         137         435
                                                                  -----------------------------------
              Total expenses, excluding interest                      2,461       1,448       3,909
                                                                  -----------------------------------
              Income before income taxes                                740       1,013       1,753
       Income tax expense                                               288         405         693
                                                                  -----------------------------------
       Income from continuing operations                             $  452      $  608      $1,060
                                                                  ===================================

    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (In millions)


                                                                  Smith Barney   Salomon    Pro Forma
                                                                   Historical   Historical   Combined
                                                                   ----------   ----------   --------
Revenues:
       Commissions                                                   $2,250      $  326      $ 2,576
       Principal transactions                                           990       1,990        2,980
       Investment banking                                             1,148         853        2,001
       Asset management and administration fees                       1,349          48        1,397
       Other                                                            111          81          192
                                                                  -----------------------------------
              Total non-interest revenues                             5,848       3,298        9,146
       Interest and dividends                                         1,926       5,748        7,674
       Interest expense                                               1,507       4,679        6,186
                                                                  -----------------------------------
              Net interest and dividends                                419       1,069        1,488
                                                                  -----------------------------------
              Net revenues                                            6,267       4,367       10,634
Expenses, excluding interest:
       Employee compensation and benefits                             3,522       2,039        5,561
       Communications, occupancy and equipment                          565         374          939
       Floor brokerage and other production                             147          74          221
       Other operating and administrative expenses                      579         270          849
                                                                  -----------------------------------
              Total expenses, excluding interest                      4,813       2,757        7,570
                                                                  -----------------------------------
              Income before income taxes                              1,454       1,610        3,064
       Income tax expense                                               571         628        1,199
                                                                  -----------------------------------
       Income from continuing operations                             $  883      $  982      $ 1,865
                                                                  ===================================

    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (In millions)

                                                                  Smith Barney   Salomon    Pro Forma
                                                                   Historical   Historical  Combined
                                                                   ----------   ----------  --------
Revenues:
       Commissions                                                   $2,008      $  332      $2,340
       Principal transactions                                         1,016       1,077       2,093
       Investment banking                                               847         472       1,319
       Asset management and administration fees                       1,052          39       1,091
       Other                                                            108          12         120
                                                                     ------------------------------
              Total non-interest revenues                             5,031       1,932       6,963
       Interest and dividends                                         1,752       7,021       8,773
       Interest expense                                               1,375       5,754       7,129
                                                                     ------------------------------
              Net interest and dividends                                377       1,267       1,644
                                                                     ------------------------------
              Net revenues                                            5,408       3,199       8,607
Expenses, excluding interest:
       Employee compensation and benefits                             3,193       1,710       4,903
       Communications, occupancy and equipment                          572         385         957
       Floor brokerage and other production                             137          63         200
       Other operating and administrative expenses                      485         242         727
                                                                     ------------------------------
              Total expenses, excluding interest                      4,387       2,400       6,787
                                                                     ------------------------------
              Income before income taxes                              1,021         799       1,820
       Income tax expense                                               426         286         712
                                                                     ------------------------------
       Income from continuing operations                             $  595      $  513      $1,108
                                                                     ==============================

    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (In millions)

                                                                  Smith Barney   Salomon      Pro Forma
                                                                   Historical   Historical    Combined
                                                                   ----------   ----------    --------
Revenues:

       Commissions                                                   $1,800      $   336       $ 2,136
       Principal transactions                                           900         (560)          340
       Investment banking                                               680          486         1,166
       Asset management and administration fees                         941           23           964
       Other                                                             98            7           105
                                                                     ---------------------------------
              Total non-interest revenues                             4,419          292         4,711
       Interest and dividends                                         1,099        5,902         7,001
       Interest expense                                                 770        4,873         5,643
                                                                     ---------------------------------
              Net interest and dividends                                329        1,029         1,358
                                                                     ---------------------------------
              Net revenues                                            4,748        1,321         6,069
Expenses, excluding interest:
       Employee compensation and benefits                             2,953        1,455         4,408
       Communications, occupancy and equipment                          574          383           957
       Floor brokerage and other production                             138           70           208
       Other operating and administrative expenses                      441          262           703
                                                                     ---------------------------------
              Total expenses, excluding interest                      4,106        2,170         6,276
                                                                     ---------------------------------
Gain on sale of equity investment                                        34           --            34
                                                                     ---------------------------------
              Income (loss) before income taxes                         676         (849)         (173)
       Income tax expense (benefit)                                     288         (439)         (151)
                                                                     ---------------------------------
       Income (loss) from continuing operations                      $  388      $  (410)      $   (22)
                                                                     =================================

    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.    Description of Transaction and Basis of Presentation

         The Merger Agreement provides that each share of Salomon Inc ("Salomon") common stock will be exchanged for 1.13 shares of Travelers Group Inc. ("Travelers Group") common stock. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method. Pursuant to the Merger Agreement, Salomon will be merged with Smith Barney Holdings Inc. ("Smith Barney"), a wholly owned subsidiary of Travelers Group. The assets and liabilities of both companies will be combined at historical cost. Historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

2.   Accounting Policies

         Smith Barney and Salomon are in the process of reviewing their accounting policies and, as a result of this review, it may be necessary to restate either Smith Barney's or Salomon's financial statements to conform to those accounting policies that are determined to be most appropriate. No such restatements have been made to the pro forma combined financial statements.

3.    Intercompany Transactions

         Transactions between Smith Barney and Salomon are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

4.   Pro Forma Adjustments

         The pro forma adjustments at June 30, 1997 reflect, pursuant to the Merger Agreement, the cancellation and retirement of all Salomon common stock held in treasury and the conversion of Salomon redeemable preferred stock and preferred stock into redeemable preferred stock and preferred stock of Travelers Group with substantially identical terms.

5.   Restructuring Charge

         The pro forma financial data do not reflect a planned merger-related restructuring charge of between $400 million and $500 million (after-tax) primarily for severance and costs related to excess or unused office space and other facilities since such restructuring charge is non-recurring. Although there can be no assurance that the restructuring charge will fall within the range provided, this range represents management's best estimate based on the currently available information.

6.   Future Cost Savings

         As Salomon's operations are integrated with the existing operations of Smith Barney, management expects to achieve, by the end of a three year period, annual cost savings in excess of $200 million (after-tax) from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. There can be no assurance that these projected cost savings will be achieved. These expected future cost savings are not reflected in the pro forma financial data.


The statements contained in notes 5 and 6 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including (1) determination of the number, job classification and location of employee positions to be eliminated, (2) compatibility of the operating systems of the combining companies, (3) the degree to which existing administrative and back-office functions and costs are complementary or redundant, and (4) the timing of implementation of changes in operations to effect cost savings. Smith Barney undertakes no obligation to update publicly or revise any forward-looking statements.